VALIC COMPANY I

Supplement to the Prospectus and Statement of Additional Information Dated September 19, 2005

Mr. Andre Gatien of Brazos Capital Management, L.P. ("Brazos Capital") is no longer a portfolio manager of the Mid Cap Strategic Growth Fund ("Fund"). All references to Mr. Gatien in the Prospectus and Statement of Additional Information should be deleted. The portion of the Fund's managed by Brazos Capital will be managed by the remaining six portfolio managers.

Dated: November 29, 2005